UNITED STATES SECURITIES AND

EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 26, 2007

ENVIRONMENTAL CONTROL CORPORATION

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

333-120682

(Commission File Number)

20-3626387

(IRS Employer Identification No.)

2501 – 1020 Harwood Street, Vancouver, BC V6E 4R1

(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code 604.669.3532

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

As used in this current report and unless otherwise indicated, the terms "we", "us" and "our" mean Environmental Control Corp. a Nevada corporation, unless otherwise indicated and the term “ECC” means Environmental Control Corporation, a private Canadian company whose principal assets we have acquired

On March 20, 2006, we entered into an asset acquisition agreement to acquire the principal assets of Environment Control Corporation, a private Newfoundland, Canada based company (“ECC”) and closed the transactions contemplated in the asset acquisition agreement on February 26, 2007. Pursuant to the terms of the asset acquisition agreement, we issued convertible debentures to two creditors of ECC, MJM Enterprises Ltd. and Hickman Motors Limited, on February 26, 2007.

Under the convertible debentures, we are obligated to pay MJM Enterprises Ltd. 10% interest per annum on $106,200 (Canadian funds) and Hickman Motors Limited 10% interest per annum on $211,179.19 (Canadian funds). Each creditor has the option to convert a portion or all of the outstanding principal into our common stock at a rate of $0.10 (Canadian funds) per share. Each debenture matures on February 26, 2009.

Michael Mugford, a director of our company, owns MJM Enterprises Ltd.. Albert Hickman, the President, Chief Executive Officer and Chairman of the Board of our company, owns 49% of Hickman Motors Limited, while his two sons, Bert Hickman and John Hickman hold 51% of Hickman Motors Limited.

Item 3.02	Unregistered Sales of Equity Securities

On February 26, 2007, our company issued 10% convertible debentures for a total of $317,379.19 (Canadian funds) to two creditors of ECC pursuant to the asset acquisition agreement to acquire the principal assets of ECC. Each creditor has the option to convert a portion or all of the outstanding principal into our common stock at a rate of $0.10 (Canadian funds) per share.

The issuance of the convertible debentures and the securities issuable upon conversion of the convertible debentures were made pursuant to the exemption from registration requirements of the United States Securities Act of 1933, as amended (the “Securities Act”) provided by Regulation S promulgated thereunder. The creditors were not U.S. persons (as that term is defined in Regulation S).

Item 9.01	Financial Statements and Exhibits
10.1	10% Convertible Debenture dated February 26, 2007 issued by our company to MJM Enterprises Ltd.
10.2	10% Convertible Debenture dated February 26, 2007 issued by our company to Hickman Motors Limited.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENVIRONMENTAL CONTROL CORPORATION

/s/ Albert E. Hickman

Albert E. Hickman

President, Chief Executive Officer and Chairman

of the Board

Date: March 6, 2007